Exhibit 99.1

JetPay Corporation Annual Meeting of Shareholders August 5, 2014

Agenda ; Welcome and Introductions – Peter B. Davidson – Vice Chairman and Secretary ; Shareholder Meeting ; JetPay Corporation Presentation ; Bipin C. Shah ; Peter B. Davidson ; Gregory M. Krzemien ; Questions and Answers 2

Introduction ; Board of Directors ; Richard S. Braddock – Chairman of Nominating Committee ; Donald J. Edwards ; Diane (Vogt) Faro ; Frederick S. Hammer – Chairman of Compensation Committee ; Jonathan M. Lubert ; Steven M. Michienzi ; Robert B. Palmer – Chairman of Audit Committee ; Bipin C. Shah – Chairman and Chief Executive Officer ; Officers ; Peter B. Davidson – Vice Chairman and Secretary ; Gregory M. Krzemien – Chief Financial Officer 3

Annual Meeting ; Call to Order ; Presentation of Due Notice ; Determination of Quota ; Vote to approve the proposed election of two Directors to the Board of Directors for three year terms. The Board has nominated for election: ; Diane (Vogt) Faro ; Robert B. Palmer ; Vote to ratify the Audit Committee’s appointment of Marcum LLP as JetPay Corporation’s registered public accounting firm for 2014 ; Adjournment 4

JetPay Corporation Shareholder Presentation

Information

This information is being presented by JetPay Corporation

This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. JetPay's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside JetPay's control and are difficult to predict. Factors that may cause such differences include, but are not limited to, those described under the heading "Risk Factors" in the Company's latest filed Annual Report on Form 10-K as amended, for the transition period ending December 31, 2013 and the Company's Quarterly report on Form 10-Q for the quarter ended March 31, 2014.

JetPay cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in JetPay's most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning JetPay or other matters and attributable to JetPay or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. JetPay cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. JetPay does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

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JetPay Vision ; JetPay’s core strategy and vision is to become the premier provider of the full range of transaction processing services to businesses ; Today we do this through three primary Business Units ; JetPay Payments – full - service, end - to - end processor of debit and credit card, a well as ACH, payments ; JetPay Payroll – high - quality provider of payroll, tax filing, HR Services, and other Human Capital Management needs ; JetPay Card Services – provider of the MAC® Prepaid Visa Card, as well as other prepaid card products to consumers and employees ; JetPay was formed as a Special Purpose Acquisition Corporation in 2010 ; Went public on NASDAQ as Universal Business Payment Solutions Acquisition Corporation in May, 2011 ; Became operating company in December 2012 with acquisition of JetPay, LLC (JetPay Payments) and A D Computer Corporation (JetPay Payroll) 7

JetPay Payments ; JetPay Payments is an end - to - end processor of debit and credit card payments ; Initially formed in the early 1990’s by current CEO, Trent Voigt ; Sold to Hicks Muse in late 1990’s, reacquired by Voigt in early 2000’s in its current iteration ; Formed as an Internet - based platform specializing in Card Not Present (CNP) and recurring payments transactions ; Approximately 5,000 customers with some $10 Billion in annual processing volume ; Major customers include Expedia, Apple Vacations, Woot, many YMCAs ; With approximately 55 employees, platform is highly scalable – potential to add significant volume with small changes in overhead 8

JetPay Payroll ; JetPay Payroll is a full - service provider of payroll, tax filing, and related Human Capital Management (HCM) services ; Founded over 40 years ago by Nick Antich, current CEO ; Dominant payroll company in Lehigh Valley and processes payrolls in all 50 states ; Solid, secure platform, highly scalable technology ; Approximately 5,000 customers with more than 200,000 employees served annually and $2 Billion in annual payroll ; Major customers include Erlich, Arcadia University, Lehigh Gas, Red Robin franchises ; Have added products and relationships to offer full suite of HCM Services ; HR Services, Time and Attendance, 401K management 9

JetPay Card Services ; JetPay Card Services is a provider of prepaid card services to employees of JetPay’s customers as well as consumers seeking a simple, yet useful financial product ; While focus is on un - and underbanked consumers, many banked consumers find these to be useful financial instruments ; Card Services launched its first product – the MAC® Prepaid Visa Card – in January 2014 ; Have begun marketing it to employees of JetPay Payroll’s customers ; Expanding the market to eastern PA consumers presently ; Plan new Features / Products later this year ; “Mobile Check Cashing” ; Club Cards 10

JetPay Growth Strategy ; Since December 2012, JetPay has focused on building out management and sales capacity, and is now embarking on our growth strategy ; Organic Growth – “Build - out” of the payroll and merchant processing sales forces to take full advantage of the scale and processing capability of the core platforms ; New Products – Provide a dynamic menu of card products to employees of our small business customers and launch merchant advance and procurement products ; Cross - Sell – Provide Merchant Processing to payroll customers and Payroll Services to merchant customers ; Acquisitions – Acquire sales platforms for merchant business and dozens of smaller payroll companies concentric to our current mid - Atlantic base, while adding new product capabilities as appropriate 11

JetPay Markets ; Each Business Line has a strong focus that in many cases is complimentary to the others, enhancing Cross - Sales opportunities 12 JetPay JetPay Card Payments Payroll Services CNP and Recurring Payments - Focus on Tier II & III merchants in the Internet space - especially those with special needs as well as those with significant recurring payments Small Business - Focus on the 10 million businesses with fewer than 500 employees with an average of 25-50 employees Financial Institutions - Provide products and services to banks and credit unions to resell to their customers ISOs and VARs - Provide services to Independent Sales Organizations and Value Added Resellers Guide Strong Focus Moderate Focus Opportunistic

2013 - 2014 Activities ; Rebranded UBPS as JetPay Corporation – A D Computer as JetPay Payroll Services, changed NASDAQ Ticker symbol to “JTPY”, and rang closing bell ; Satisfied / settled EarlyBirdCapital, M&A Ventures, and MSC Cruise Lines Matters ; Added new salespeople and channels for JetPay Payments and JetPay Payroll – and industry veteran National Sales Managers for each comapany ; Initiated Cross - Selling of Products across Business Lines ; Created “pipeline” of acquisition prospects in both payroll and card processing ; Contracted as one of the first in the U.S. under a new American Express Opt Blue program ; Added HR benefits program to round - out payroll offering for larger companies ; Developed Prepaid Card products – Retail Gift Card and “MAC® Prepaid Visa Card” ; Developed relationships with Flexpoint Ford and Wellington for up to $40 million and $2.7 million, respectively, in Convertible Preferred Stock to retire debt and fund growth, acquisitions ; Reduced debt from $27.3 million to $20.2 million as of March 31, 2014, plan to reduce another $10 million in December through either conversion of 12% Convertible Notes or use of Flexpoint funds 13

Financial Highlights ; Fiscal Year 2013 - Generated EBITDA of $742K in 2013 on revenues of $30.9 million ; Pro - Forma EBITDA (excluding one - time items) was $3.1 million ; 1Q 2014 – generated EBITDA of $706K on revenues of $8.2 million ; Pro - Forma EBITDA (excluding one - time items) was $976K ; 11.9 million shares outstanding – will increase to 19.3 million with Flexpoint / Wellington investments and Note conversions 14

Shareholder Presentation Questions and Answers

Appendix - EBITDA

Non-GAAP Financial Measures

This presentation contains a discussion of non-GAAP measures, as defined in Regulation G of the Securities and Exchange Act of 1934, as amended. We report our financial results in compliance with GAAP, but believe that also discussing non-GAAP measures provides investors with financial measures we use in the management of our business. This Annual Report includes EBITDA and pro forma EBITDA measurements. We define EBITDA as operating income, before non-cash change in fair value of contingent consideration liability, amortization of intangibles and depreciation. We define pro forma EBITDA as EBITDA, as defined above, plus certain nonrecurring items, including certain legal costs for non-repetitive matters, legal matter settlements, and non-cash stock option costs. These measures may not be comparable to similarly titled measures reported by other companies. Management uses operating EBITDA and pro forma EBITDA as indicators of our operating performance and ability to fund acquisitions, capital expenditures and other investments and, in the absence of refinancing options, to repay debt obligations. Management believes operating EBITDA and pro forma EBITDA are helpful to investors in evaluating the Company's operating performance because non-cash costs and other items that management believes are not indicative of our results of operations are excluded. EBITDA and pro forma EBITDA are supplemental non-GAAP measures and should not be considered an alternative to net income or income from operations. For a description of our use of EBITDA and pro forma EBITDA and a reconciliation of EBITDA and Pro forma EBITDA to net income, see the section of this presentation titled "PRO FORMA EBITDA Reconciliation."

PRO FORMA EBITDA Reconciliation

(000's omitted)		Twelve Months Ended		Three Months Ended
		12/31/2013		3/31/2014
Operating (loss) income	$	(1,196)	$	43
Change in fair value of contingent consideration liability		(690)		-
Amortization of intangibles		2,241		560
Depreciation		387		103
EBITDA	$	742	$	706
Legal fees for non-repetitive matters		1,709		190
Legal settlement costs		400		-
Non-cash stock option costs		194		80
PRO FORMA EBITDA	$	3,045	$	976

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